UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 05,2008

BEST ENERGY SERVICES, INC.
(Exact name of registrant specified in its charter)
Nevada	333-142350	02-0789714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1010 Lamar Street, 12th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone, including area code:	(713) 933-2600
HYBROOK
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On  January 21,2008, the Company filed the Form 8-K as notification of the change of its independent registered auditor from Amisano Hanson (“AH”)  to  BDO Dunwoody LLP (“BDO”) due to their merger.

Effective March 05, 2008, the Company dismissed BDO Dunwoody LLP, of Vancouver, B.C, (the “Former Accountant”) as its independent registered public accounting firm. The decision was approved by the Company’s board of directors.

Pursuant to Regulations S-K Item 304(a)(1)(ii), the Company is required to state whether the principal accountant’s report on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and also describe the nature of each such adverse opinion, disclaimer of opinion, modification, or qualification.

    As of the March 05, 2008 dismissal date, BDO had not yet issued an opinion on the Company’s financial statements.

    In connection with its audit for the year ended January 31, 2008, which has not been completed, and through March 05,, 2008, the Company has not had any disagreements with BDO on matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements for such year.

    During the period from January 31, 2008 and March 05, 2008  and through date of the change in certifying accountant, there were no reportable events as described in Regulation S-K 229.304(a)(1)(v).

The Company has provided the Former Accountant with a copy of this Current Report on Form 8-K and requested that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements of the Company and, if not, stating the respects in which it disagrees.  The letter from the Former Accountant is attached as Exhibit 16.1.

    Effective March 05, 2008, the board of directors has engaged Malone & Bailey, PC (“M&B”)of Houston, Texas as the Company’s new independent registered public accounting firm for the fiscal year ended January 31, 2008.  The Company did not, nor did anyone on its behalf, consult M&B during the period from January 31, 2008 through March 5, 2008, and any subsequent period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting for an auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit      Description

16.1*               Letter from BDO Dunwoody LLP

*   To be filed by amendment.

SIGNATURES

Pursuant  to  the  requirement  of  the  Securities  Exchange  Act  of 1934, the Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  thereunto  duly  authorized.

Best Energy Services, Inc.

Date: May 2, 2008                                                                       By: /s/ Larry W Hargrave
                                      ---------------------------------
 Larry W. Hargrave
               Chief Executive Officer